UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2019

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 SOUTH VAN BUREN AVENUE BARBERTON, OHIO	44203
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (330) 753-4511
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BW	New York Stock Exchange

Item 8.01.	Other Events
On May 28, 2019, a putative class action complaint was filed against the Board of Directors (the "Board") of Babcock & Wilcox Enterprises, Inc. (the "Company") in the Court of Chancery of the State of Delaware. The complaint is captioned Price v. Avril, et al., C.A. No. 2019-0393-JRS (Del. Ch.). The complaint asserted, among other things, that members of the Board breached their fiduciary duties by failing to disclose all material information necessary for a fully-informed vote on certain of the proposals presented for consideration at the 2019 annual meeting of the Company's stockholders. The plaintiff also filed a motion to preliminarily enjoin the stockholder vote on the proposals unless and until all material information regarding the proposals was disclosed to the Company’s stockholders. The plaintiff withdrew her motion to preliminarily enjoin the stockholder vote on the proposals following the Company’s issuance of a supplemental proxy statement on June 6, 2019. The Court granted the plaintiff's request to voluntarily dismiss this action with prejudice as to the named plaintiff only on July 31, 2019, and retained jurisdiction solely for the purpose of adjudicating an anticipated application for attorneys’ fees and expenses incurred by plaintiff's counsel.

Thereafter, following a period of negotiations, the Company agreed to pay $400,000 in attorneys’ fees and expenses to plaintiff’s counsel in connection with the mooted disclosure claims asserted in the action without admitting any fault or wrongdoing. On October 16, 2019, the Court entered an order closing the case, subject to the Company filing an affidavit with the Court confirming compliance with the Court’s order. In entering the order, the Court was not asked to review, and did not pass judgment on, the payment of the attorneys’ fees and expenses or their reasonableness. The Court’s order closing the case is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Stipulation and [Proposed] Order Closing Case.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

October 21, 2019	By:	/s/ Robert P. McKinney
Robert P. McKinney
Senior Vice President, General Counsel and Corporate Secretary